SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a)

of the Securities Exchange Act of 1934

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☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material Pursuant to §240.14a-12

ARMSTRONG FLOORING, INC.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than Registrant)

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*** Exercise Your Right to Vote *** Important Notice Regarding the Availability of Proxy Materials for the Stockholder Meeting to Be Held on <mtgdate>. June 05, 2020 Meeting Information ARMSTRONG FLOORING, INC. Meeting Type: Annual <mtgtype> Meeting For holders as of: April <recdate> 07, 2020 Date: June 05, 2020 Time: 9:00 <mtgtime> AM EDT Location: Meeting live via the Internet - please visit www.virtualshareholdermeeting.com/AFI2020 You are receiving this communication because you hold ARMSTRONG FLOORING INC. shares in the above named company. CHRISTOPHER S. PARISI 2500 COLUMBIA AVENUE P.O. BOX 3025 This is not a ballot. You cannot use this notice to vote LANCASTER, PA 17603 these shares. This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. You may view the proxy materials online at www.proxyvote.com or easily request a paper copy (see reverse side). R1.0.1.18 We encourage you to access and review all of the important information contained in the proxy materials before voting. _ 1 See the reverse side of this notice to obtain 0000464542 proxy materials and voting instructions.

Before You Vote How to Access the Proxy Materials Proxy Materials Available to VIEW or RECEIVE: 1. Notice & Proxy Statement 2. Annual Report How to View Online: Have the information that is printed in the box marked by the arrow (located on the following page) and visit: www.proxyvote.com. How to Request and Receive a PAPER or E-MAIL Copy: If you want to receive a paper or e-mail copy of these documents, you must request one. There is NO charge for requesting a copy. Please choose one of the following methods to make your request: 1) BY INTERNET: www.proxyvote.com 2) BY TELEPHONE: 1-800-579-1639 3) BY E-MAIL*: sendmaterial@proxyvote.com * If requesting materials by e-mail, please send a blank e-mail with the information that is printed in the box marked by the arrow (located on the following page) in the subject line. Requests, instructions and other inquiries sent to this e-mail address will NOT be forwarded to your investment advisor. Please make the request as instructed above on or before May 24, 2020 to facilitate timely delivery. How To Vote Please Choose One of the Following Voting Methods R1.0.1.18 Vote In Person: Many stockholder meetings have attendance requirements including, but not limited to, the possession of an attendance ticket issued by the entity holding the meeting. Please check the meeting materials for any special _ 2 requirements for meeting attendance. At the meeting, you will need to request a ballot to vote these shares. Vote By Internet: To vote now by Internet,go to www.proxyvote.com. Have the information that is printed in the box 0000464542 marked by the arrow available and follow the instructions. Vote By Mail: You can vote by mail by requesting a paper copy of the materials, which will include a proxy card.

Voting items The Board of Directors recommends you vote FOR each of the nominees named in Proposal 1. 1. Election of Directors (nominees 1a, 1b, 1c, 1d, 1e, 1f and 1g) to serve for a one-year term. Nominees 1a. Michael F. Johnston 1b. Kathleen S. Lane 1c. Jeffrey Liaw 1d. Michael W. Malone 1e. Larry S. McWilliams 1f. James C. Melville 1g. Michel S. Vermette The Board of Directors recommends you vote FOR proposals 2 and 3. 2. Advisory, Vote to Approve Named R1.0.1.18 Executive Officer Compensation. 3. Ratification of appointment of KPMG LLP Company’s Independent Registered Public 3 _ Accounting Firm. 0000464542 NOTE: To transact other business as may properly come before the meeting or any adjournment or postponement thereof.

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